UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 20, 2004

                       WORLD INFORMATION TECHNOLOGY, INC.

               (Exact name of Registrant as specified in charter)


           Nevada                         0-49795                  80-0001653
----------------------------            -----------            -----------------
(State or other jurisdiction            (Commission            (I.R.S. Employer
    of incorporation)                   File Number)            Identification)

        7th Floor, Rockefeller Center

 1230 Avenue of the Americas, New York, New York                     10020
---------------------------------------------------            -----------------
 (Address of principal executive offices)                          (zip code)

                    Issuer's telephone number: (212) 745-1382

                                 Not Applicable

         (Former name or former address, if changed, since last report)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) SUMMARY OF CHANGE IN ACCOUNTANTS

By letter dated January 15, 2004, Beckstead and Watts, LLP ("Beckstead") resigned as the Company's principal accountants. Following the resignation of Beckstead on January 15, 2004, we appointed Rosenberg Rich Baker Berman & Company, P.A. ("Rosenberg").

Rosenberg subsequently withdrew as the Company's principal auditing firm effective February 9, 2004. On April 9, 2004, the Company retained L.L. Bradford & Company, LLC ("L.L. Bradford") as independent auditors of the Company for the period ending December 31, 2003.

(b) RESIGNATION OF BECKSTEAD AND WATTS, LLP

As stated above, by letter dated January 15, 2004, Beckstead resigned as the Company's principal accountants.

Beckstead's work for calendar year 2003 was limited mostly to reviewing our financial statements for the quarters ended March 31, 2003, June 30, 2003 and September 30, 2003, and to issuing review reports (which do not constitute opinions) to the Company with respect to such quarterly financial statements, which reports were not included in the Form 10-QSB's filed for those periods. (The quarterly financial statements were prepared by the Company, not Beckstead.) In connection with reviewing such financial statements and issuing such review reports, Beckstead performed Chinese to English translations and monetary conversions from Taiwanese currency to United States currency. Prior to their resignation, Beckstead had not audited any of the Company's financial statements for calendar year 2003. As set forth in our Form 8-K/A reporting an event of January 3, 2003, filed on March 17, 2003, Beckstead had audited and issued a report on the financial statements of World Information Technology, Inc., a Taiwan corporation and predecessor to the Company. That report contained no adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope, or accounting principles.

In August 2003, Beckstead, with the Company's consent, was permitted to select and retain an individual from Hong Kong competent in audit and review procedures, and fluent in both Chinese and English, in order to perform additional procedures in Taiwan on the Company's books and records that Beckstead believed were warranted at the time. During that review process, Beckstead identified what it considered to be certain significant accounting and internal control issues. By letter dated September 4, 2003 to our chief executive officer and our chief financial officer, Beckstead stated, in part:

         "During the course of certain `discovery' procedures which we have performed subsequent to the issuance of our audit report dated March 14, 2003, on the financial statements [of the Company's Taiwanese predecessor] for the year ended December 31, 2002, we have become aware of certain deficiencies in the internal control environment of World Information Technology, Inc. (the "Company") which have developed subsequent to our audit of the Company."

Beckstead's letter further identified the following deficiencies, which were discovered subsequent to Beckstead's audit of the predecessor's December 31, 2002 financial statements:

                  1. Control of assets. The Company has transferred certain accounts receivables to unknown third parties for "collection" purposes. Beckstead has not been able to identify a contractual basis for the transfer. By making the transfer, the Company has a perceived loss in control of collections, identification of the validity of the accounts receivable balance as of December 31, 2002, and the loss of control over cash which belongs to the Company.

                  2. Management override. The Company has a perceived loss of inherent management override of the Company assets by transferring the accounts receivable out of the Company's control. Company management loses the control to aggressively pursue collection of funds due the Company by transferring its collection rights to an unknown third party.

                  3. Management accountability. The Company has aggressively prevented Beckstead access to certain individuals who have decision-making authority over the Company books and records. We have made repeatedly unsuccessful attempts to discuss certain "issues" with Company management who should have direct knowledge and accountability for the Company books and records.

                  4. Press releases. Beckstead has become aware of certain press releases issued by the Company without privy to Beckstead which contain claims made by the Company which have not been proven to Beckstead and which Beckstead believes may be potentially misleading.

In response to that letter, management of the Company provided additional documentation supporting their claims that the Company had taken steps necessary to satisfy the issues addressed in Beckstead's September 4, 2003 letter. Thereafter, Beckstead advised the Company that it considered these steps to be satisfactory for the review of the Company's financial statements for the nine months ended September 30, 2003.

The Company notes that none of Beckstead's review reports on the Company's financial statements contained any adverse statement or disclaimer, nor was the Company notified of any such matter at the times such reviews were completed by Beckstead, and filed with the SEC.

By letter dated January 15, 2004, Beckstead resigned from its engagement as the Company's auditors. Beckstead's resignation letter stated that the purposes of its resignation were a result of the fact that it had not received a satisfactory response to their letter to the Company dated September 4, 2003, wherein it set forth the concerns outlined above. Beckstead's resignation letter further stated that it had become aware of certain press releases that it alleges were issued without obtaining Beckstead's prior review and that Beckstead was concerned that such press releases "contained claims made by you and the Company which, to date are unproven and potentially misleading."

In addition, by subsequent letter dated January 27, 2004, Beckstead further advised us that it thereby "withdraw[s] [its] review report included in [the Company's] financial statements for the quarter ended September 30, 2003, because we are concerned with respect to their accuracy because of information we have subsequently discovered."

The Board of Directors of the Company acknowledged the resignation of Beckstead and resolved to proceed with an appointment of Rosenberg to act as the principal accountants, with the engagement to include audit of the fiscal year ended December 31, 2003.

Requirements of Item 304 of Regulation S-B

Specifically with respect to the matters required to be stated by Item 304(a) of Regulation S-B (entitled "Changes in and Disagreements with Accountants on Accounting and Financial Disclosure"), the Company states the following:

(a)(1)(i) Beckstead resigned by letter dated January 15, 2004, which the Board of Directors subsequently acknowledged.

(a)(1)(ii) Beckstead issued no reports on the Company's financial statements for either of the past two years, or prior to that. Beckstead issued a report on World Information Technology, Inc., a Taiwan corporation, for the year ended December 31, 2002. The Taiwan corporation was a predecessor to the Company. That report contained no adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope, or accounting principles.

(a)(1)(iii) The decision to change accountants resulted from Beckstead's resignation and was acknowledged by the board of directors.

(a)(1)(iv)(A) As stated in their letter to the Company, Beckstead resigned because it had not received satisfactory responses to their letter to the Company dated September 4, 2003, and it was concerned about the accuracy and completeness of certain press releases the Company had issued, all as described in more detail above.

(a)(1)(iv)(B) As described above, Beckstead's letter to the Company stated that Beckstead was concerned about the adequacy of the Company's internal controls, that Beckstead had become aware of certain press releases that it alleges were issued without obtaining their prior review, and that Beckstead was concerned that such press releases contained claims made which are unproven and potentially misleading.

(a)(1)(iv)(C) The subject matter of each disagreement is set forth above.

(a)(1)(iv)(D) Management discussed these matters with Beckstead in response to its letter of September 4, 2003 (discussed above).

(a)(1)(iv)(E) The Company has authorized Beckstead to respond fully to the inquiries of any successor accountant concerning the subject matter of each of such disagreements and events.

(c) RETENTION AND RESIGNATION OF ROSENBERG RICH BAKER BERMAN & COMPANY, P.A.

On January 27, 2004, the Board of Directors of the Company engaged the firm of Rosenberg Rich Baker Berman & Company, P.A., 380 Foothill Road, P.O Box 6483, Bridgewater, New Jersey 18807, as independent auditors of the Company for the period ending December 31, 2003.

During the two most recent fiscal years and through January 27, 2004, the Company has not consulted with Rosenberg regarding either:

                  1. the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that Rosenberg concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

                  2. any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-B.

         On February 9, 2004, Rosenberg withdrew as the Company's independent auditors. During the period from January 27, 2004 through February 9, 2004, Rosenberg did not perform any audit or accounting-related services to the Company.

(d) RETENTION OF L.L. BRADFORD & COMPANY, LLC

On April 9, 2004, the Company engaged L.L. Bradford & Company, LLC, 3441 S. Eastern Avenue, Las Vegas, NV 89109, as independent auditors of the Company for the fiscal year ending December 31, 2003. The action to engage L.L. Bradford was taken upon the unanimous approval of the Board of Directors of the Company.

During the two most recent fiscal years and through April 9, 2004, the Company has not consulted with L.L. Bradford regarding either:

                  1. the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that L.L. Bradford concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

                  2. any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-B.

         The Company has requested that both Beckstead and Rosenberg furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letters, dated April 20, 2004 and April 21, 2004, are filed as Exhibits 16.4 and 16.5 to this Form 8-K/A.

ITEM 7(c).  EXHIBITS

Exhibit 16.1      Letter of resignation from Beckstead and Watts,
                  LLP, dated January 15, 2004.

Exhibit 16.2 Letter from Beckstead and Watts, LLP, dated September 4, 2003, raising questions regarding certain perceived deficiencies in the Company's internal controls.

Exhibit 16.3      Letter from Beckstead and Watts, LLP, dated January 27,
                  2004, regarding the Company's Form 8-K, filed with the SEC on February 4, 2004.

Exhibit 16.4      Letter from Beckstead and Watts, LLP, dated April 21,
                  2004, regarding their resignation as the Company's independent auditors.

Exhibit 16.5 Letter from Rosenberg Rich Baker Berman & Company, P.A., dated April 20, 2004, regarding their resignation as the Company's independent auditors.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             WORLD INFORMATION TECHNOLOGY, INC.

                                             By: /s/ Parsh Patel
                                             -----------------------
                                             Parsh Patel
                                             Chief Executive Officer



Date: April 22, 2004